UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrants as specified in their charters)

Delaware Delaware	001-12994 000-50694	52-1802283 52-1873369
(State or other jurisdiction of incorporation or organization)	(Commission File Numbers)	(I.R.S. Employer Identification Numbers)

1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209

(Address of principal executive offices) (Zip code)

Registrants’ telephone number, including area code (703) 526-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ONLY THOSE ITEMS AMENDED ARE REPORTED HEREIN.

The registrants hereby amend their Current Report on Form 8-K,  filed March 11, 2005, which reported the purchase of  two regional shopping malls – Southdale Center and Southridge Mall – and related development components, or the Blackstone Portfolio, from a joint venture comprised of Blackstone Real Estate Advisors and Polaris Capital as follows:

Item 9.01. Financial Statements and Exhibits.

This Form 8-K/A includes information with respect to both The Mills Corporation (“TMC”) and The Mills Limited Partnership (“Mills LP”), in which TMC owned a 1% general partner interest and an 85.1% limited partner interest as of March 31, 2005. Separate pro forma financial information and accompanying notes are provided for each of TMC and Mills LP.

The following historical and pro forma financial information is presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X promulated under the Securities Act of 1933, as amended.  The historical financial statements of the Blackstone Portfolio have been audited only for the most recent fiscal year as the transaction relating to the investment as described in the registrants’ Current Report on Form 8-K, filed March 11, 2005, did not involve a related party and, after reasonable inquiry, the registrants are not aware of any material factors related to the Blackstone Portfolio not otherwise disclosed that would cause the reported historical financial information to not be necessarily indicative of future operating results. Consistent with our other acquisitions, material factors evaluated in the acquisition process included historical tenant sales levels, average rents and re-leasing spreads; expansion and/or redevelopment opportunities; our ability to add value through remerchandising; and our ability to finance the transaction.

(a)                                  Financial Statements of Businesses Acquired.

(b)                                  Pro Forma Financial Information.

(c)                                  Exhibits.

Exhibit No.	Document
23.1	Consent of Independent Registered Public Accounting Firm.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION
Dated: May 23, 2005
	By:	/s/ M.J. Morrow
M.J. Morrow
Executive Vice President and Chief Financial Officer

THE MILLS LIMITED PARTNERSHIP
Dated: May 23, 2005
	By:	The Mills Corporation, its general partner

/s/ M.J. Morrow
M.J. Morrow
Executive Vice President and Chief Financial Officer

2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF THE MILLS CORPORATION

AND GENERAL PARTNER OF THE MILLS LIMITED PARTNERSHIP

We have audited the accompanying Combined Statement of Certain Revenues and Certain Operating Expenses (as defined in Note 1) of the Blackstone Portfolio (the “Blackstone Portfolio”) for the year ended December 31, 2004.  The Combined Statement of Certain Revenues and Certain Operating Expenses is the responsibility of the Blackstone Portfolio’s management.  Our responsibility is to express an opinion on the Combined Statement of Certain Revenues and Certain Operating Expenses based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Certain Revenues and Certain Operating Expenses is free of material misstatement. We were not engaged to perform an audit of the Blackstone Portfolio’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Blackstone Portfolio’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Certain Revenues and Certain Operating Expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the Combined Statement of Certain Revenues and Certain Operating Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Certain Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of Form 8-K/A of The Mills Corporation and The Mills Limited Partnership as described in Note 1, and is not intended to be a complete presentation of the Blackstone Portfolio’s revenues and expenses.

In our opinion, the Combined Statement of Certain Revenues and Certain Operating Expenses referred to above presents fairly, in all material respects, the combined certain revenues and certain operating expenses described in Note 1 of the Blackstone Portfolio for the year ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

McLean, Virginia
May 6, 2005

THE BLACKSTONE PORTFOLIO

COMBINED STATEMENTS OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES

(Dollars in millions)

	Year Ended December 31, 2004	January 1, 2005 through March 7, 2005
	(Audited)	(Unaudited)
Certain revenues:
Minimum rent	$26.2	$4.7
Percentage rent	0.7	0.2
Recoveries from tenants	20.2	3.9
Other property revenue	3.0	0.4

Total certain revenues	50.1	9.2

Certain operating expenses:
Recoverable from tenants	18.9	3.6
Other operating expenses	0.7	0.8

Total certain operating expenses	19.6	4.4

Excess of certain revenues over certain operating expenses	$30.5	$4.8

See accompanying notes to this combined financial statement.

THE BLACKSTONE PORTFOLIO

NOTES TO COMBINED STATEMENTS OF CERTAIN REVENUES

AND CERTAIN OPERATING EXPENSES

(Dollars in millions)

1.              ORGANIZATION AND BASIS OF PRESENTATION

On March 7, 2005 The Mills Corporation, through The Mills Limited Partnership, purchased two regional shopping malls – Southdale Center near Minneapolis, MN and Southridge Mall near Milwaukee, WI – and related development components (the “Blackstone Portfolio”) from a joint venture comprised of Blackstone Real Estate Advisors and Polaris Capital.

These statements are prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the combined statements are not representative of the actual operations for the periods presented as certain revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in future operations of the acquired properties, have been excluded. Such items include management fee expense, depreciation expense, amortization expense and interest expense.

2.              SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

As lessor, the malls comprising the Blackstone Portfolio retain substantially all the risks and benefits of property ownership and account for their leases as operating leases. Minimum rent charged to tenants is recognized on a straight-line basis over the terms of the respective leases. Percentage rent is recognized when tenants’ sales have reached certain sales levels as specified in the underlying lease. Recoveries from tenants for real estate taxes and other operating expenses are recognized as revenue in the period the applicable costs are incurred.

OTHER PROPERTY REVENUE

Other property revenue includes rent from tenants with original leases of one year or less, temporary in-line space and kiosks.  It also includes lease termination fees and recoveries of previously uncollectible receivables.

REPAIRS AND MAINTENANCE

Expenditures for ordinary maintenance and repairs are expensed to operations as they are incurred. Significant renovations and improvements, which improve or extend the useful life of the underlying assets, are capitalized.

USE OF ESTIMATES

The preparation of the statement of certain revenues and certain operating expenses in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the combined statements of certain revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3.              LEASES

The Blackstone Portfolio has non-cancelable leases with tenants requiring monthly payments of specified minimum rent. A majority of the leases require the tenant to reimburse the lessor for substantially all operating expenses of the property. Future minimum rental commitments under the non-cancelable operating leases at December 31, 2004 are as follows.

Year ending December 31,
2005	$24.1
2006	21.8
2007	20.8
2008	19.2
2009	17.1
Thereafter	64.5
$167.5

THE BLACKSTONE PORTFOLIO

NOTES TO COMBINED STATEMENTS OF CERTAIN REVENUES

AND CERTAIN OPERATING EXPENSES (Continued)

(Dollars in millions)

4.              UNAUDITED INTERIM STATEMENT

The statement of certain revenues and certain operating expenses for the period January 1, 2005 through March 7, 2005 is unaudited. In the opinion of management all significant adjustments for a fair presentation of the statement of certain revenues and certain operating expenses have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for a full year of operations for the Blackstone Portfolio.

THE MILLS CORPORATION

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Management has prepared the following unaudited pro forma consolidated financial information by adjusting the historical consolidated financial statements of The Mills Corporation (“TMC”) to give effect to the March 2005 purchase of two regional shopping malls – Southdale Center and Southridge Mall – and related development components, or the Blackstone Portfolio, from a joint venture comprised of Blackstone Real Estate Advisors and Polaris Capital. Also reflected are  previously reported 2004 transactions. Other 2005 transactions have been excluded as the effect is not material on either an individual basis or in the aggregate.

The unaudited pro forma consolidated statements of income for the year ended December 31, 2004 and the three months ended March 31, 2005 have been prepared as if the Blackstone Portfolio acquisition had occurred at the beginning of each period presented. Such statement for the year ended December 31, 2004 also reflects previously reported 2004 transactions as if such transactions had occurred at the beginning of the period.

The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been had the aforementioned transactions occurred at the beginning of each period presented nor do they purport to project the consolidated operations for any future period.

The following unaudited pro forma consolidated financial information should be read in conjunction with TMC’s Quarterly Report on Form 10-Q for the three months ended March 31, 2005 filed with the Securities and Exchange Commision, or SEC, on May 6, 2005;  TMC’s Form 8-K filed with the SEC on March 11, 2005 reporting the purchase of the Blackstone Portfolio; and TMC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed with the SEC on March 31, 2005. In management’s opinion, all significant adjustments necessary to reflect the effects of the transactions have been made.

THE MILLS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2005

(Dollars in millions, except per share data)

	Historical (a)	Blackstone Portfolio (b)	Pro Forma
Revenues:
Minimum rent	$110.6	$4.7	$115.3
Percentage rent	0.5	0.2	0.7
Recoveries from tenants	51.9	3.9	55.8
Other property revenue	8.9	0.4	9.3
Management fees	3.2	—	3.2
Other fee income	1.8	—	1.8

Total operating revenues	176.9	9.2	186.1

Expenses:
Recoverable from tenants	51.1	3.6	54.7
Other operating expenses	6.1	0.8	6.9
General and administrative	11.1	—	11.1
Cost of fee income	5.2	—	5.2
Depreciation and amortization	52.1	1.0	53.1

Total operating expenses	125.6	5.4	131.0

Operating income	51.3	3.8	55.1
Other income (expense):
Interest expense	(45.2)	(3.6)	(48.8)
Equity in earnings of unconsolidated joint ventures	1.9	—	1.9
Minority interest in consolidated joint ventures	(2.0)	—	(2.0)
Foreign currency exchange losses	(11.1)	—	(11.1)
Other, net	15.2	—	15.2

Income before minority interest in Mills LP	10.1	$0.2	10.3
Minority interest in Mills LP, including Series D preferred unit distributions	0.5		0.4

Net income	10.6		10.7
Preferred stock dividends	(14.7)		(14.7)

Loss available to common stockholders	$(4.1)		$(4.0)

Loss per common share:
Basic	$(0.07)		$(0.07)
Diluted	$(0.07)		$(0.07)

Weighted average shares outstanding (in thousands):
Basic	55,323		55,323
Diluted	55,323		55,323

See accompanying notes to this combined financial statement.

THE MILLS CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2005

(Dollars in millions, except per share data)

(a)                                  Amounts are from the financial statements included in TMC’s Quarterly Report on Form 10-Q for March 31, 2005.

(b)                                 Adjustments reflect the acquisition of the Blackstone Portfolio for $453.2 million, including transaction costs, assuming the transaction had occurred at the beginning of the period:

•                  Property revenue and operating expense amounts were derived from the historical statement of certain revenue and certain operating expenses.

•                  Depreciation and amortization expense was based on a preliminary purchase price allocation to buildings and improvements of $218.6 million and deferred costs of $1.0 million. Additional amounts were allocated to land ($120.2 million) and construction in progress ($113.4 million).

•                  Interest expense reflects interest on acquisition financing, comprised of property mortgages totaling $310.6 million and line of credit borrowings of $142.7 million, net of amounts capitalized to construction in progress.  The Southdale Center mortgage of $186.6 million bears interest at 5.18% while the Southridge Mall mortgage of $124.0 million bears interest at 5.23%.

THE MILLS CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2004

(Dollars in millions, except per share data)

	Historical (a)	2004 Transactions (b)	Blackstone Portfolio (c)	Pro Forma
Revenues:
Minimum rent	$411.2	$—	$26.2	$437.4
Percentage rent	9.3	—	0.7	10.0
Recoveries from tenants	202.3	—	20.2	222.5
Other property revenue	46.5	—	3.0	49.5
Management fees	11.6	3.5	—	15.1
Other fee income	3.9	—	—	3.9
Total operating revenues	684.8	3.5	50.1	738.4

Expenses:
Recoverable from tenants	193.5	—	18.9	212.4
Other operating expenses	30.0	—	0.7	30.7
General and administrative	46.5	—	—	46.5
Cost of fee income	29.9	—	—	29.9
Depreciation and amortization	199.5	—	5.7	205.2
Total operating expenses	499.4	—	25.3	524.7

Operating income (loss)	185.4	3.5	24.8	213.7
Other income (expense):
Interest expense	(148.5)	(5.1)	(13.7)	(167.3)
Equity in earnings of unconsolidated joint ventures	15.3	2.0	—	17.3
Minority interest in consolidated joint ventures	35.5	—	—	35.5
Foreign currency exchange gains	15.2	—	—	15.2
Interest income	9.0	—	—	9.0
Other, net	9.2	—	—	9.2

Income before gains on sales of joint venture interests and minority interest in Mills LP	121.1	0.4	11.1	132.6
Gains on sales of joint venture interests	99.3	—	—	99.3

Income before minority interest in Mills LP	220.4	$0.4	$11.1	231.9
Minority interest in Mills LP, including Series D preferred unit distributions	(30.5)			(30.1)

Income from continuing operations	189.9			201.8
Cumulative effect of FIN 46 adoption, net of minority interest in Mills LP	42.1			42.1

Net income	232.0			243.9
Preferred stock dividends (d)	(43.9)			(57.6)
Income available to common stockholders	$188.1			$186.3

Earnings from continuing operations per common share:
Basic	$2.75			$2.71
Diluted	$2.71			$2.67

Weighted average shares outstanding (in thousands):
Basic	53,055			53,055
Diluted	54,079			54,079

See accompanying notes to this combined financial statement.

THE MILLS CORPORATION

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2004

(Dollars in millions, except per share data)

(a)                                  Amounts are from the financial statements included in TMC’s Form 10-K for the year ended December 31, 2004.

(b)                                 Amounts are derived from the pro forma information included in the footnotes to TMC’s December 31, 2004 financial statements reflecting the following transactions as if each had occurred at the beginning of the period:

•                  The October 2004 purchase of an approximately 50% interest in the GM Portfolio.

•                  The August 2004 sale of 316,250 shares of 6.75% Series F Convertible Cumulative Redeemable Preferred Stock.

(c)                                  Adjustments reflect the acquisition of the Blackstone Portfolio for $453.2 million, including transaction costs, assuming the transaction had occurred at the beginning of the period:

•                  Property revenue and operating expense amounts were derived from the historical statement of certain revenue and certain operating expenses.

•                  Depreciation and amortization expense is based on a preliminary purchase price allocation to buildings and improvements of $218.6 million and deferred costs of $1.0 million. Additional amounts were allocated to land ($120.2 million) and construction in progress ($113.4 million).

•                  Interest expense reflects interest on acquisition financing, comprised of property mortgages totaling $310.6 million and line of credit borrowings of $142.7 million, net of amounts capitalized to construction in progress. The Southdale Center mortgage of $186.6 million bears interest at 5.18% while the Southridge Mall mortgage of $124.0 million bears interest at 5.23%.

(d)                                 Pro forma preferred stock dividends include dividends on 316,250 shares of Series F preferred stock sold in August 2004 that would have been due had the shares been outstanding for the entire period.

THE MILLS LIMITED PARTNERSHIP

UNAUDITED PRO FORMA FINANCIAL INFORMATION

Management has prepared the following unaudited pro forma consolidated financial information by adjusting the historical consolidated financial statements of The Mills Limited Partnership (“Mills LP”) to give effect to the March 2005 purchase of two regional shopping malls – Southdale Center and Southridge Mall – and  related development components, or the Blackstone Portfolio, from a joint venture comprised of Blackstone Real Estate Advisors and Polaris Capital. Also reflected are previously reported 2004 transactions. Other 2005 transactions have been excluded as the effect is not material on either an individual basis or in the aggregate.

The unaudited pro forma consolidated statements of income for the year ended December 31, 2004 and the three months ended March 31, 2005 have been prepared as if the Blackstone Portfolio acquisition had occurred at the beginning of each period presented. Such statement for the year ended December 31, 2004 also reflects previously reported 2004 transactions as if such transactions had occurred at the beginning of the period.

The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been had the aforementioned acquisitions and related transactions occurred at the beginning of each period presented nor do they purport to project the consolidated operations for any future period.

The following unaudited pro forma consolidated financial information should be read in conjunction with Mills LP’s Quarterly Report on Form 10-Q for the three months ended March 31, 2005 filed with the Securities and Exchange Commission, or SEC, on May 6, 2005; Mills LP’s Form 8-K filed with the SEC on March 11, 2005 reporting the purchase of the Blackstone Portfolio; and Mills LP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed with the SEC on March 31, 2005. In management’s opinion, all significant adjustments necessary to reflect the effects of the transactions have been made.

THE MILLS LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2005

(Dollars in millions, except per unit data)

	Historical (a)	Blackstone Portfolio (b)	Pro Forma
Revenues:
Minimum rent	$110.6	$4.7	$115.3
Percentage rent	0.5	0.2	0.7
Recoveries from tenants	51.9	3.9	55.8
Other property revenue	8.9	0.4	9.3
Management fees	3.2	—	3.2
Other fee income	1.8	—	1.8

Total operating revenues	176.9	9.2	186.1

Expenses:
Recoverable from tenants	51.1	3.6	54.7
Other operating expenses	6.1	0.8	6.9
General and administrative	11.1	—	11.1
Cost of fee income	5.2	—	5.2
Depreciation and amortization	52.1	1.0	53.1

Total operating expenses	125.6	5.4	131.0

Operating income	51.3	3.8	55.1
Other income (expense):
Interest expense	(45.2)	(3.6)	(48.8)
Equity in earnings of unconsolidated joint ventures	1.9	—	1.9
Minority interest in consolidated joint ventures	(2.0)	—	(2.0)
Foreign currency exchange losses	(11.1)	—	(11.1)
Other, net	15.2	—	15.2

Net income	10.1	$0.2	10.3
Preferred stock distributions	(14.9)		(14.9)

Loss available to common unit holders	$(4.8)		$(4.6)

Loss per common unit:
Basic	$(0.07)		$(0.07)
Diluted	$(0.07)		$(0.07)

Weighted average units outstanding (in thousands):
Basic	64,290		64,290
Diluted	64,290		64,290

See accompanying notes to this combined financial statement.

THE MILLS LIMITED PARTNERSHIP

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2005

(Dollars in millions, except per unit data)

(a)                                  Amounts are from the financial statements included in Mills LP’s Quarterly Report on Form 10-Q for March 31, 2005.

(b)                                 Adjustments reflect the acquisition of the Blackstone Portfolio for $453.2 million, including transaction costs, assuming the transaction had occurred at the beginning of the period:

•                  Property revenue and operating expense amounts were derived from the historical statement of certain revenues and certain operating expenses.

•                  Depreciation and amortization expense was based on a preliminary purchase price allocation to buildings and improvements of $218.6 million and deferred costs of $1.0 million. Additional amounts were allocated to land ($120.2 million) and construction in progress ($113.4 million).

•                  Interest expense reflects interest on acquisition financing, comprised of property mortgages totaling $310.6 million and line of credit borrowings of $142.7 million, net of amounts capitalized to construction in progress.  The Southdale Center mortgage of $186.6 million bears interest at 5.18% while the Southridge Mall mortgage of $124.0 bears interest at 5.23%.

THE MILLS LIMITED PARTNERSHIP

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2004

(Dollars in millions, except per unit data)

	Historical (a)	2004 Transactions (b)	Blackstone Portfolio (c)	Pro Forma
Revenues:
Minimum rent	$411.2	$—	$26.2	$437.4
Percentage rent	9.3	—	0.7	10.0
Recoveries from tenants	202.3	—	20.2	222.5
Other property revenue	46.5	—	3.0	49.5
Management fees	11.6	3.5	—	15.1
Other fee income	3.9	—	—	3.9

Total operating revenues	684.8	3.5	50.1	738.4

Expenses:
Recoverable from tenants	193.5	—	18.9	212.4
Other operating expenses	30.0	—	0.7	30.7
General and administrative	46.5	—	—	46.5
Cost of fee income	29.9	—	—	29.9
Depreciation and amortization	199.5	—	5.7	205.1

Total operating expenses	499.4	—	25.3	536.7

Operating income (loss)	185.4	3.5	24.8	213.7
Other income (expense):
Interest expense	(148.5)	(5.1)	(13.7)	(167.3)
Equity in earnings of unconsolidated joint ventures	15.3	2.0	—	17.3
Minority interest in consolidated joint ventures	35.5	—	—	35.5
Foreign currency exchange gains	15.2	—	—	15.2
Interest income	9.0	—	—	9.0
Other, net	9.2	—	—	9.2

Income before gains on sales of joint venture interests	121.1	0.4	11.1	132.6
Gains on sales of joint venture interests	99.3	—	—	99.3

Income from continuing operations	220.4	$0.4	$11.1	231.9
Cumulative effect of FIN 46 adoption	51.4			51.4

Net income	271.8			283.3
Preferred unit distributions (d)	(44.8)			(58.6)

Income available to common unit holders	$227.0			$224.7

Earnings from continuing operations per common unit:
Basic	$2.75			$2.71
Diluted	$2.71			$2.67

Weighted average units outstanding (in thousands):
Basic	63,885			63,885
Diluted	64,910			64,910

See accompanying notes to this combined financial statement.

THE MILLS LIMITED PARTNERSHIP

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2004

(Dollars in millions, except per unit data)

(a)                                  Amounts are from the financial statements included in Mills LP’s Form 10-K for the year ended December 31, 2004.

(b)                                 Amounts are derived from the pro forma information included in the footnotes to Mills LP’s December 31, 2004 financial statements reflecting the following transactions as if each had occurred at the beginning of the period:

•                  The October 2004 purchase of an approximately 50% interest in the GM Portfolio.

•                  The August 2004 issuance of 316,250 units of 6.75% Series F Convertible Cumulative Redeemable Preferred Units.

(c)                                  Adjustments reflect the acquisition of the Blackstone Portfolio for $453.2 million, including transaction costs, assuming the transaction had occurred at the beginning of the period:

•                  Property revenue and operating expense amounts were derived from the historical statement of certain revenues and certain operating expenses.

•                  Depreciation and amortization expense is based on a preliminary purchase price allocation to buildings and improvements of $218.6 million and deferred costs of $1.0 million. Additional amounts were allocated to land ($120.2 million) and construction in progress ($113.4 million).

•                  Interest expense reflects interest on acquisition financing, comprised of property mortgages totaling $310.6 million and line of credit borrowings of $142.7 million, net of amounts capitalized to construction in progress. The Southdale Center mortgage of $186.6 million bears interest at 5.18% while the Southridge Mall mortgage of $124.0 bears interest at 5.23%.

(d)                                 Pro forma preferred unit distributions include distributions on the 316,250 Series F preferred units issued in August 2004 that would have been due had the units been outstanding for the entire period.